 Joint Filers’ Signatures

WARBURG PINCUS & CO.		Dated: August 31, 2012

By:	/s/ Scott A. Arenare
Name: Scott A. Arenare Title: Partner

WARBURG PINCUS PRIVATE EQUITY VIII, L.P.		Dated: August 31, 2012

By: Warburg Pincus Partners LLC, its General Partner

By: Warburg Pincus & Co., its Managing Member

By:	/s/ Scott A. Arenare
Name: Scott A. Arenare Title: Partner

WARBURG PINCUS PRIVATE EQUITY X, L.P.		Dated: August 31, 2012

By: Warburg Pincus X L.P., its General Partner

By: Warburg Pincus X LLC, its General Partner

By: Warburg Pincus Partners LLC, its Sole Member

By: Warburg Pincus & Co., its Managing Member

By:	/s/ Scott A. Arenare
Name: Scott A. Arenare Title: Partner

WARBURG PINCUS X PARTNERS, L.P.		Dated: August 31, 2012

By: Warburg Pincus X L.P., its General Partner

By: Warburg Pincus X LLC, its General Partner

By: Warburg Pincus Partners LLC, its Sole Member

By: Warburg Pincus & Co., its Managing Member

By:	/s/ Scott A. Arenare
Name: Scott A. Arenare Title: Partner

WARBURG PINCUS X, L.P.		Dated: August 31, 2012

By: Warburg Pincus X LLC, Its General Partner

By: Warburg Pincus Partners LLC, its Sole Member

By: Warburg Pincus & Co., its Managing Member

By:	/s/ Scott A. Arenare
Name: Scott A. Arenare Title: Partner

WARBURG PINCUS X LLC		Dated: August 31, 2012

By: Warburg Pincus Partners LLC, its Sole Member

By: Warburg Pincus & Co., its Managing Member

By:	/s/ Scott A. Arenare
Name: Scott A. Arenare Title: Member

WARBURG PINCUS PARTNERS LLC		Dated: August 31, 2012

By: Warburg Pincus & Co., its Managing Member

By:	/s/ Scott A. Arenare
Name: Scott A. Arenare Title: Partner

WARBURG PINCUS LLC		Dated: August 31, 2012

By:	/s/ Scott A. Arenare
Name: Scott A. Arenare Title: Managing Director

CHARLES R. KAYE		Dated: August 31, 2012

By:	/s/ Scott A. Arenare
Name: Charles R. Kaye By: Scott A. Arenare, Attorney-in-Fact*

JOSEPH P. LANDY		Dated: August 31, 2012

By:	/s/ Scott A. Arenare
Name: Joseph P. Landy By: Scott A. Arenare, Attorney-in-Fact**

* The Power of Attorney given by Mr. Kaye was previously filed with the U.S. Securities and Exchange Commission (“SEC”) on March 2, 2006 as an exhibit to a statement on Schedule 13D filed by Building Products LLC with respect to Builders FirstSource, Inc. and is hereby incorporated by reference.

** The Power of Attorney given by Mr. Landy was previously filed with the SEC on March 2, 2006 as an exhibit to a statement on Schedule 13D filed by Building Products, LLC with respect to Builders FirstSource, Inc. and is hereby incorporated by reference.